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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 18, 2006
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                Date of Report (Date of earliest event reported):


                               NEFFS BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-32605               23-2400383
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     (State or other               (Commission            (IRS Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation)

5629 PA Route 873, P.O. Box 10, Neffs, PA                         l8065-0010
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(Address of principal executive offices)                          (Zip Code)

                                  610-767-3875
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               NEFFS BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM. 1.01 Entry into a Material Definitive Agreement.

On September 14, 2006, The Neffs National Bank (the "Bank"), a wholly owned subsidiary of Neffs Bancorp, Inc (the "corporation"), granted a loan to Duane A. Schleicher, a Director of the corporation.

The loan was made in the ordinary course of business, was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  NEFFS BANCORP, INC.



Date: September 18, 2006          By: /s/     John Remaley
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                                     John Remaley
                                     President and Chief Executive Officer